Exhibit 99.1

FLEETWOOD ENTERPRISES, INC.

Case #: 09-14254MJ

MONTHLY OPERATING REPORT

Period: March 22, 2010 - April 25, 2010

Fleetwood Enterprises, Inc.

Cash Reconciliation Summary

Case #: 09-14254MJ

25-Apr-10

						RESTRICTED					RESTRICTED
						CASH					CASH
	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
		FHI	FHI	FEI		Cash	FHI	FEI	FEI	FHI	Prepaid
	Per	Cash Collections	Main	Main	Revolver	Collateral	Investment	Investment	Payroll	Payroll	Credit Card
	Reconciliation	14200	27063	27064	FLT00-AR	63587	404875	404850	62771	62795	61059

Balance as of 3/22/10	36,017,408	2,100	255,806	99,005	—	9,957,980	14,296,641	(0)	206	0	55,663

Receipts	2,025,292	1,529,902	—	493,263	—	2,006	121	—	—	—	—

Transfers In	13,827,159	—	7,500,175	4,583,000	1,624,854	119,131	—	—	—	—	—

Transfers Out	(13,827,159)	(1,532,002)	(4,583,000)	(794,131)	(1,475,175)	(1,542,852)	(3,900,000)	—	—	—	—

Disbursements	(10,618,438)	—	(1,797,573)	(3,662,361)	(149,679)	(4,313,011)	—	—	—	—	—

Intercompany Transactions		—	—

Other Misc. Adjustments	—

Balance as of 04/25/10	27,424,262.17	(0)	1,375,408	718,776	0	4,223,254	10,396,762	(0)	206	0	55,663

Balance from sub schedules	27,424,262	(0)	1,375,408	718,776	—	4,223,254	10,396,762	(0)	206	0	55,663
Variance	—	—	—	—	0.00	—	—	—	—	—	—
Variance w/ actual bank bal.	—	—	—	—	0.00	—	—	—	—	—	—

	RESTRICTED	RESTRICTED		RESTRICTED	RESTRICTED	RESTRICTED	RESTRICTED
	CASH	CASH		CASH	CASH	CASH	CASH
	(M)	(N)	(O)	(P)	(Q)	(R)	(S)
	Control	Utility	AIP	AIP	CAVCO		CMH
	Disburse.	Deposit	Deposit	Deposit	Deposit		Deposit		Variance MOR	Variance	Adjusted
	61412	61059	69758	69550	71799	BofA Escrow	71195	Total	vs. Bank	reclass	Variance	Notes

Balance as of 3/22/10	532,938	201,375	—	—	669,027	10,295,000	—	36,365,740	348,332	(348,332)	—	(a)

Receipts	—	—	—	—	—	—	—	2,025,292	—	—	—

Transfers In	—	—	—	—	—	—	—	13,827,159	—		—

Transfers Out	—	—	—	—	—	—	—	(13,827,159)	—		—

Disbursements	—	—	—	—	—	—	—	(9,922,623)	695,815	348,332	1,044,147	(b)

Intercompany Transactions								—	—	—	—

Other Misc. Adjustments								—	—	—	—

Balance as of 04/25/10	532,938	201,375	—	—	669,027	10,295,000	—	28,468,409	1,044,147	—	1,044,147

Balance from sub schedules	532,938	201,375	—	—	669,027	10,295,000	—	28,468,409			(0)
Variance	—	—	—	—	—	—	—	—
Variance w/ actual bank bal.	—	—	—	—	—	—	—	—

Outstanding Checks Roll Forward		Restricted Cash Summary:

Outstanding Checks 3/22/10	348,332.50	Cash Collateral	$4,223,254.26
Total Check Disbursements in Apr-10	1,653,977.66	Prepaid Credit Card	55,663.43
Cleared Checks from previous periods	(237,383.24)	Control Disbursement	532,937.67
Cleared Checks from current period	(720,779.91)	Utility Deposit	201,375.24
Additional voided checks issued prior to 3/22/10	—	AIP Deposit	—
Outstanding Checks 4/25/10	1,044,147.01	BofA Escrow	10,295,000.00
Total From I.B p3	1,044,147.01	CAVCO deposit	669,027.00
	—	Canadian Receipts	—
			$15,977,257.60

NOTE:  Fleetwood has a revolving secured credit facility with a syndicate of lenders lead by Bank of America (BoA).   All of the above accounts are maintained at BofA.  All cash receipts are recorded in account 14200 © and transferred to the revolver account FLT00-AR (F) to the extent there is a balance, with the excess going into either the cash collateral account 63587 (G) or investment accounts (H) of (J).  All disbursements are made through FHI account 27063 (D) or FEI account 27064 (E), depending on if the liability relates to the manufacturing operations (FHI) or Enterprise. We are providing this summary to help with the reconciliations that are represented by forms I.B to I.S in the monthly operating report.  Form I.B is a summary reconciliation that shows all receipts and disbursement activity.  Forms I.C - I.S represent an account analysis based on bank activity.

(a) Roll forward of outstanding checks & interco timing difference from previous period

(b) Current period Outstanding checks should tie to I.B p3

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
Fleetwood Enterprise, Inc.
	Case Number:	09-14254MJ
	Operating Report Number:	13
Debtor(s).	For the Month Ending:	4/25/2010

I. CASH RECEIPTS AND DISBURSEMENTS

B. (GENERAL ACCOUNT*)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			$—

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			0.00

3.	BEGINNING BALANCE:			$36,017,407.79

4.	RECEIPTS DURING CURRENT PERIOD:
		Accounts Receivable - Post-filing	583,127.00
		Accounts Receivable - Pre-filing
		General Sales	102,000.00
	Other (Specify)	Gibraltar payment	252,588.00
		Sale of Assets	1,087,577.10
		Non-trade receipts (employee purchases, tax refunds, interest income, etc.)

		**Other (Specify)

		TOTAL RECEIPTS THIS PERIOD:		2,025,292.10

5.		BALANCE:		$38,042,699.89

6.		LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
		Transfers to Other DIP Accounts (from page 2)	0.00
		Disbursements (from page 2)	10,618,437.72

		TOTAL DISBURSEMENTS THIS PERIOD:***		10,618,437.72

		UNRECONCILED AMOUNT		0.00

		LOAN REVOLVER BALANCE		0.00

7.		ENDING BALANCE:		$27,424,262.17

8.		General Account Number(s):	06280-14200

		Depository Name & Location:	Bank of America
			675 Anton Blvd., 2nd Floor
			Costa Mesa, CA 92626

*	All receipts must be deposited into the general account.
**

Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/23/2010	347685	AETNA INC - AETNA NA WEST	Other (Taxes, Benefits, etc.)		14,996.54	14,996.54
3/23/2010	347686	BUCKETEER MAINTENANCE INC	General and Administrative		2,080.00	2,080.00
3/23/2010	347687	CRADDOCK DAVIS & KRAUSE LLP	General and Administrative		2,407.93	2,407.93
3/23/2010	347688	EMBARQ BOX 660068	General and Administrative		684.88	684.88
3/23/2010	347689	PROFESSIONAL SERVICE INDUSTRIES IN	General and Administrative		2,704.25	2,704.25
3/23/2010	413122	BRAVO MAINTENANCE	Other Holding Cost		1,200.00	1,200.00
3/23/2010	413123	BROADSPIRE SERVICES INC	Other (Taxes, Benefits, etc.)		4,754.00	4,754.00
3/23/2010	413124	BURRTEC WASTE INDUSTRIES	Other Holding Cost		210.00	210.00
3/23/2010	413125	CRADDOCK DAVIS & KRAUSE LLP	General and Administrative		15,134.09	15,134.09
3/23/2010	413126	EYE SPY SECURITY	Other Holding Cost		5,125.00	5,125.00
3/23/2010	413127	GOFF MURRAY	Other Holding Cost		250.00	250.00
3/23/2010	413128	HENNIG HERMAN J	Other Holding Cost		150.00	150.00
3/23/2010	413129	INDIANA AMERICAN WATER CO	Other Holding Cost		170.73	170.73
3/23/2010	413130	JANSSEN JACK	Other Holding Cost		100.00	100.00
3/23/2010	413131	MARTINEZ SEVERO Z	Other Holding Cost		150.00	150.00
3/23/2010	413132	PHILLIPS MARION L	Other Holding Cost		850.00	850.00
3/23/2010	413133	ROCK JASON C	Other Holding Cost		600.00	600.00
3/23/2010	413134	SWRCB ACCOUNTING OFFICE	Other Holding Cost		1,452.00	1,452.00
3/23/2010	413135	WEST ROBERT S	Other Holding Cost		320.00	320.00
3/23/2010	413136	WINEBAR KEITH E	Other Holding Cost		600.00	600.00
3/26/2010	347690	AT&T	General and Administrative		156.20	156.20
3/26/2010	347691	BASS BERRY & SIMS PLC	General and Administrative		468.07	468.07
3/26/2010	347692	CALIFORNIA - DMV BOX 942894	General and Administrative		256.00	256.00
3/26/2010	347693	LEAKE & ANDERSSON LLP	General and Administrative		1,740.60	1,740.60
3/26/2010	347694	OTIS ELEVATOR COMPANY	General and Administrative		312.86	312.86
3/26/2010	347695	SPRINT	General and Administrative		1,113.91	1,113.91
3/26/2010	347696	UPS - UNITED PARCEL SERVICE	General and Administrative		102.61	102.61
3/26/2010	347697	VERIZON WIRELESS - BOX 9622 CA	General and Administrative		1,630.67	1,630.67
3/26/2010	347698	WOLFE SOLUTIONS INC	Professional Fees		5,400.00	5,400.00
3/26/2010	413137	ALARM CENTER INC	Other Holding Cost		59.54	59.54
3/26/2010	413138	ARIZONA PUBLIC SERVICE CO	Other Holding Cost		1,109.43	1,109.43
3/26/2010	413139	AT&T - LOCAL	Other Holding Cost		1,339.28	1,339.28
3/26/2010	413140	BRAVO MAINTENANCE	Other Holding Cost		760.00	760.00
3/26/2010	413141	CHANEY J T	Other Holding Cost		459.83	459.83
3/26/2010	413142	CHAPMAN ROBERT J	Other Holding Cost		1,000.00	1,000.00
3/26/2010	413143	DAART ENGINEERING COMPANY INC	Other Holding Cost		413.20	413.20
3/26/2010	413144	GEXA ENERGY LP	Other Holding Cost		712.59	712.59
3/26/2010	413145	HCI ENVIRONMENTAL & ENGINEERING	Other Holding Cost		155,436.63	155,436.63
3/26/2010	413146	HUNT MICHAEL L	Other Holding Cost		323.00	323.00
3/26/2010	413147	JIMS LAWN SERVICE	Other Holding Cost		800.00	800.00
3/26/2010	413148	ROCK JASON C	Other Holding Cost		600.00	600.00
3/26/2010	413149	RUBIDOUX COMMUNITY SERVICE	Other Holding Cost		386.98	386.98
3/26/2010	413150	SOUTHERN CAL EDISON	Other Holding Cost		13,603.59	13,603.59
3/26/2010	413151	TRI STATE SECURITY	Other Holding Cost		1,008.00	1,008.00
3/26/2010	413152	VERIZON WIRELESS - BOX 9622 CA	Warranty Work		1,256.14	1,256.14
3/26/2010	413153	WEEKS TRACY	Other Holding Cost		250.00	250.00
3/26/2010	413154	WINDSTREAM CORPORATION	Other Holding Cost		101.95	101.95
3/26/2010	413155	SOUTHERN CAL GAS CO	Other Holding Cost		69.35	69.35
3/30/2010	347700	AETNA INC - MIDDLETOWN	Other (Taxes, Benefits, etc.)		747.25	747.25
3/30/2010	347699	ADP TIME RESOURCE MANAGEMENT	General and Administrative		23.77	23.77
3/30/2010	347701	AT&T - SACRAMENTO	General and Administrative		4.73	4.73
3/30/2010	347702	AT&T CAPITAL SERVICES INC	General and Administrative		10,448.98	10,448.98
3/30/2010	347703	AT&T TELECONFERENCE SERVICES	General and Administrative		634.55	634.55
3/30/2010	347704	HEWLETT PACKARD COMPANY	General and Administrative		34,192.85	34,192.85
3/30/2010	347705	IRON MOUNTAIN OFF SITE DATA PROTECTION	General and Administrative		19,194.91	19,194.91
3/30/2010	347706	JOSWIAK JOSEPH	General and Administrative		4,280.00	4,280.00
3/30/2010	347707	MAUREEN SCHWITZER	General and Administrative		3,200.00	3,200.00
3/30/2010	347708	MERRILL COMMUNICATIONS LLC	General and Administrative		1,185.00	1,185.00
3/30/2010	347709	NELSON MULLINS RILEY & SCARBOROUGH LLP	General and Administrative		273.00	273.00
3/30/2010	347710	TW TELECOM	General and Administrative		822.05	822.05
3/30/2010	413156	AT&T	Warranty Work		66.36	66.36
3/30/2010	413157	AT&T	General and Administrative		2,299.42	2,299.42
3/30/2010	413158	AT&T - LOCAL	Other Holding Cost		635.77	635.77
3/30/2010	413159	CHANEY J T	Other Holding Cost		706.09	706.09
3/30/2010	413160	CITY OF WACO WATER DEPT 84 36106-66273	General and Administrative		62.93	62.93
3/30/2010	413161	GEORGIA POWER	Other Holding Cost		292.37	292.37
3/30/2010	413162	GOFF MURRAY	Other Holding Cost		200.00	200.00
3/30/2010	413163	HENNIG HERMAN J	Other Holding Cost		150.00	150.00
3/30/2010	413164	JANSSEN JACK	Other Holding Cost		100.00	100.00
3/30/2010	413165	MARTINEZ SEVERO Z	Other Holding Cost		450.00	450.00
3/30/2010	413166	PHILLIPS MARION L	Other Holding Cost		829.27	829.27
3/30/2010	413167	RUBIDOUX COMMUNITY SERVICE	Other Holding Cost		1,235.69	1,235.69
3/30/2010	413168	SECURE SHREDDING & RECYCLING INC	General and Administrative		159.84	159.84
3/30/2010	413169	WINEBAR KEITH E	Other Holding Cost		600.00	600.00
4/1/2010	347711	HEWLETT PACKARD COMPANY	General and Administrative		2,155.00	2,155.00
4/2/2010	347712	AT&T	General and Administrative		301.80	301.80
4/2/2010	347713	IRON MOUNTAIN OFF SITE DATA PROTECTION	General and Administrative		4,560.27	4,560.27
4/2/2010	347714	STEWART MARY ANN	General and Administrative		300.00	300.00
4/2/2010	413170	AT&T	General and Administrative		1,171.16	1,171.16
4/2/2010	413171	AT&T	General and Administrative		620.47	620.47
4/2/2010	413172	B-ALERT K-NINE SERVICES	Other Holding Cost		800.00	800.00
4/2/2010	413173	GEORGIA POWER	Other Holding Cost		276.88	276.88
4/2/2010	413174	GOFF MURRAY	Other Holding Cost		100.00	100.00
4/2/2010	413175	HUNT MICHAEL L	Other Holding Cost		300.00	300.00

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/2/2010	413176	KRUEGER ROBERT	Other Holding Cost		1,000.00	1,000.00
4/2/2010	413177	LANCASTER COUNTY PA - EMERG MGT AGENCY	Other Holding Cost		75.00	75.00
4/2/2010	413178	MARYLAND DEPT OF ASSESS AND TAXATION	General and Administrative		300.00	300.00
4/2/2010	413179	NEW MEXICO PUBLIC REGULATION COMMISSION	General and Administrative		225.00	225.00
4/2/2010	413180	SOUTHERN CAL EDISON	Other Holding Cost		4,973.61	4,973.61
4/2/2010	413181	SOUTHERN CAL GAS CO	Other Holding Cost		43.11	43.11
4/2/2010	413182	VERIZON NORTH	Other Holding Cost		45.10	45.10
4/2/2010	413183	VIRGINIA - CORPORATION COMMISSION	General and Administrative		110.00	110.00
4/2/2010	413184	WEST ROBERT S	Other Holding Cost		275.00	275.00
4/2/2010	413185	BEST LINE EQUIPMENT	Other Holding Cost		213.38	213.38
4/6/2010	347715	BARR DOOR INC	General and Administrative		335.00	335.00
4/6/2010	347716	BLAKE CASSELS & GRAYDON	General and Administrative		4,876.26	4,876.26
4/6/2010	347717	HCI ENVIRONMENTAL & ENGINEERING	Other Holding Cost		227,548.24	227,548.24
4/6/2010	347718	KEN NOLTE	General and Administrative		300.00	300.00
4/6/2010	347719	WOZNIAK ROBERT E	General and Administrative		618.75	618.75
4/6/2010	413186	AON RISK INSURANCE SERVICES WEST INC	Other (Operating)		60,968.00	60,968.00
4/6/2010	413187	CHANEY J T	Other Holding Cost		670.00	670.00
4/6/2010	413188	CHAPMAN ROBERT J	Other Holding Cost		1,000.00	1,000.00
4/6/2010	413189	HENNIG HERMAN J	Other Holding Cost		150.00	150.00
4/6/2010	413190	JANSSEN JACK	Other Holding Cost		100.00	100.00
4/6/2010	413191	MARTINEZ SEVERO Z	Other Holding Cost		150.00	150.00
4/6/2010	413192	PENNSYLVANIA POWER & LIGHT COMPANY	Other Holding Cost		125.64	125.64
4/6/2010	413193	PHILLIPS MARION L	Other Holding Cost		795.02	795.02
4/6/2010	413194	ROCK JASON C	Other Holding Cost		1,200.00	1,200.00
4/6/2010	413195	TREANGEN MICHELE	Other Holding Cost		4,950.00	4,950.00
4/6/2010	413196	TRI STATE SECURITY	Other Holding Cost		1,008.00	1,008.00
4/6/2010	413197	WEST ROBERT S	Other Holding Cost		275.00	275.00
4/6/2010	413198	WINEBAR KEITH E	Other Holding Cost		600.00	600.00
4/6/2010	413199	BEST LINE EQUIPMENT	Other Holding Cost		15.38	15.38
4/8/2010	413200	EDGERTON UTILITIES	Other Holding Cost		1,799.87	1,799.87
4/8/2010	347720	AT&T	General and Administrative		36.49	36.49
4/8/2010	347721	STATE COMPENSATION INSURANCE FUND	Other (Taxes, Benefits, etc.)		1,600.23	1,600.23
4/8/2010	347722	TALX CORPORATION	General and Administrative		126.00	126.00
4/8/2010	347723	AT&T	General and Administrative		36.49	36.49
4/8/2010	347724	NATIONAL UNION FIRE INSURANCE CO	Other (Taxes, Benefits, etc.)		58.03	58.03
4/8/2010	347725	PRINCIPAL LIFE INS - OTL PREMIUM	Other (Taxes, Benefits, etc.)		674.48	674.48
4/8/2010	347726	WOLFE SOLUTIONS INC	Professional Fees		7,350.00	7,350.00
4/8/2010	413201	TAMPA ELECTRIC CO	Other Holding Cost		830.86	830.86
4/8/2010	413202	GOFF MURRAY	Other Holding Cost		100.00	100.00
4/8/2010	413203	HUNT MICHAEL L	Other Holding Cost		300.00	300.00
4/8/2010	413204	OVERHEAD DOOR COMPANY OF LANCASTER	Other Holding Cost		2,725.00	2,725.00
4/8/2010	413205	TRI STATE SECURITY	Other Holding Cost		1,008.00	1,008.00
4/8/2010	413206	WALKER’S FENCE COMPANY, INC.	Other Holding Cost		150.00	150.00
4/13/2010	347727	LARKIN LYLE	General and Administrative		4,520.00	4,520.00
4/13/2010	347728	MAUREEN SCHWITZER	General and Administrative		3,200.00	3,200.00
4/13/2010	347729	McGILL LEONARD	General and Administrative		825.00	825.00
4/13/2010	347730	STEWART MARY ANN	General and Administrative		150.00	150.00
4/13/2010	413207	AT&T - BOX 105262	Other Holding Cost		57.01	57.01
4/13/2010	413208	AT&T - LOCAL	Other Holding Cost		43.25	43.25
4/13/2010	413209	CHANEY J T	Other Holding Cost		526.51	526.51
4/13/2010	413210	CHAPMAN ROBERT J	Other Holding Cost		500.00	500.00
4/13/2010	413211	CIP INDUSTRIAL PARK WATER & SEWER CO	Other Holding Cost		200.00	200.00
4/13/2010	413212	GEORGIA-FLORIDA BURGLAR ALARM CO INC	Other Holding Cost		219.00	219.00
4/13/2010	413213	HENNIG HERMAN J	Other Holding Cost		150.00	150.00
4/13/2010	413214	HUNT MICHAEL L	Other Holding Cost		346.00	346.00
4/13/2010	413215	INDIANA AMERICAN WATER CO	Other Holding Cost		307.06	307.06
4/13/2010	413216	KRUEGER ROBERT	Other Holding Cost		1,000.00	1,000.00
4/13/2010	413217	MARTINEZ SEVERO Z	Other Holding Cost		572.00	572.00
4/13/2010	413218	PHILLIPS MARION L	Other Holding Cost		831.00	831.00
4/13/2010	413219	ROCK JASON C	Other Holding Cost		600.00	600.00
4/13/2010	413220	SOUTHERN CAL EDISON	Other Holding Cost		7,284.58	7,284.58
4/13/2010	413221	STANLEY CONVERGENT SECURITY SOLUTIONS	Other Holding Cost		736.23	736.23
4/13/2010	413222	TRICO DISPOSAL INC	Other Holding Cost		30.00	30.00
4/13/2010	413223	US CUSTOMS & BORDER PROTECTION	General and Administrative		1,700.00	1,700.00
4/13/2010	413224	VECTREN ENERGY DELIVERY OF INDIANA	Other Holding Cost		4,530.68	4,530.68
4/13/2010	413225	WEST ROBERT S	Other Holding Cost		485.00	485.00
4/13/2010	413226	WINEBAR KEITH E	Other Holding Cost		600.00	600.00
4/16/2010	347731	AT&T	General and Administrative		35,888.74	35,888.74
4/16/2010	347732	ADP TIME RESOURCE MANAGEMENT	General and Administrative		56.00	56.00
4/16/2010	347733	AON RISK INSURANCE SERVICES WEST INC	General and Administrative		462,449.00	462,449.00
4/16/2010	347734	AT&T	General and Administrative		15,087.30	15,087.30
4/16/2010	347735	AT&T	General and Administrative		452.40	452.40
4/16/2010	347736	AT&T	General and Administrative		37,121.77	37,121.77
4/16/2010	347737	JOSWIAK JOSEPH	General and Administrative		3,020.00	3,020.00
4/16/2010	347738	SPRINT	General and Administrative		343.44	343.44
4/16/2010	347739	VERIZON NORTHWEST	General and Administrative		45.10	45.10
4/16/2010	413227	AT&T	General and Administrative		14,169.69	14,169.69
4/16/2010	413228	AT&T	Other Holding Cost		98.86	98.86
4/16/2010	413229	AT&T	General and Administrative		15,075.94	15,075.94
4/16/2010	413230	CITY OF GARRETT UTILITIES	Other Holding Cost		2.44	2.44
4/16/2010	413231	LUMBEE RIVER ELECTRIC	Other Holding Cost		2,835.44	2,835.44
4/16/2010	413232	PENNSYLVANIA POWER & LIGHT COMPANY	Other Holding Cost		1,695.95	1,695.95
4/16/2010	413233	PUD 1 OF COWLITZ COUNTY	Other Holding Cost		656.19	656.19
4/16/2010	413234	SPRINT	Other Holding Cost		366.30	366.30

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/16/2010	413235	TRI STATE SECURITY	Other Holding Cost		1,296.00	1,296.00
4/20/2010	347740	AT&T	General and Administrative		945.73	945.73
4/20/2010	347741	AT&T MOBILITY	General and Administrative		566.30	566.30
4/20/2010	347742	BUCKETEER MAINTENANCE INC	General and Administrative		1,200.00	1,200.00
4/20/2010	347743	CITY OF RIVERSIDE - CUST SERVICE	General and Administrative		5,603.23	5,603.23
4/20/2010	347744	HEWITT ASSOCIATES LLC	Other (Taxes, Benefits, etc.)		122,226.00	122,226.00
4/20/2010	347745	MERRILL COMMUNICATIONS LLC	General and Administrative		955.00	955.00
4/20/2010	347746	PRINCIPAL LIFE INS - OTL PREMIUM	Other (Taxes, Benefits, etc.)		95.27	95.27
4/20/2010	347747	SUN LIFE FINANCIAL	Other (Taxes, Benefits, etc.)		490.07	490.07
4/20/2010	347748	CLAIM MANAGEMENT INCORPORATED	General and Administrative		3,500.00	3,500.00
4/20/2010	347749	EN POINTE TECHNOLOGIES SALES INC	General and Administrative		118,000.00	118,000.00
4/20/2010	413236	ARIZONA PUBLIC SERVICE CO	Other Holding Cost		130.35	130.35
4/20/2010	413237	AT&T - FINAL BILL	Other Holding Cost		351.92	351.92
4/20/2010	413238	GOFF MURRAY	Other Holding Cost		100.00	100.00
4/20/2010	413239	KOORSEN PROTECTION SERVICES	Other Holding Cost		81.12	81.12
4/20/2010	413240	OHIO GAS COMPANY	Other Holding Cost		685.88	685.88
4/20/2010	413241	PENNSYLVANIA POWER & LIGHT COMPANY	Other Holding Cost		2,518.16	2,518.16
4/20/2010	413242	SOUTHERN CAL EDISON	Other Holding Cost		215.07	215.07
4/20/2010	413243	SOUTHERN CAL GAS CO	Other Holding Cost		15.29	15.29
4/20/2010	413244	TRI STATE SECURITY	Other Holding Cost		2,016.00	2,016.00
4/23/2010	347750	ADP TIME RESOURCE MANAGEMENT	General and Administrative		45.00	45.00
4/23/2010	347751	EMBARQ BOX 660068	General and Administrative		684.88	684.88
4/23/2010	347752	UPS - UNITED PARCEL SERVICE	General and Administrative		210.55	210.55
4/23/2010	347753	US TRUSTEE PAYMENT CENTER	General and Administrative		56,075.00	56,075.00
4/23/2010	413245	ARIZONA PUBLIC SERVICE CO	Other Holding Cost		977.74	977.74
4/23/2010	413246	AT&T - LOCAL	Other Holding Cost		1,316.99	1,316.99
4/23/2010	413247	B-ALERT K-NINE SERVICES	Other Holding Cost		800.00	800.00
4/23/2010	413248	CHANEY J T	Other Holding Cost		766.30	766.30
4/23/2010	413249	COWLITZ COUNTY TREASURER	General and Administrative		25,380.83	25,380.83
4/23/2010	413250	CVILLE ELECTRIC LIGHT & POWER	Other Holding Cost		180.42	180.42
4/23/2010	413251	DOUGLAS CITY OF GA - UTILITIES	Other Holding Cost		1,749.84	1,749.84
4/23/2010	413252	GEXA ENERGY LP	Other Holding Cost		814.94	814.94
4/23/2010	413253	GOFF MURRAY	Other Holding Cost		140.00	140.00
4/23/2010	413254	HENNIG HERMAN J	Other Holding Cost		150.00	150.00
4/23/2010	413255	HUNT MICHAEL L	Other Holding Cost		300.00	300.00
4/23/2010	413256	LUMBEE RIVER ELECTRIC	Other Holding Cost		2,674.54	2,674.54
4/23/2010	413257	MARTINEZ SEVERO Z	Other Holding Cost		150.00	150.00
4/23/2010	413258	PHILLIPS MARION L	Other Holding Cost		820.02	820.02
4/23/2010	413259	ROCK JASON C	Other Holding Cost		600.00	600.00
4/23/2010	413260	TREASURER - WILLIAMS COUNTY	Other Holding Cost		9,914.14	9,914.14
4/23/2010	413261	TRI STATE SECURITY	Other Holding Cost		1,296.00	1,296.00
4/23/2010	413262	WEBSTER JOEY	Other Holding Cost		70.00	70.00
4/23/2010	413263	WEEKS TRACY	Other Holding Cost		250.00	250.00
4/23/2010	413264	WEST ROBERT S	Other Holding Cost		310.00	310.00
4/23/2010	413265	WINEBAR KEITH E	Other Holding Cost		600.00	600.00
3/24/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		52,246.16	52,246.16
3/25/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		38,097.09	38,097.09
3/31/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		28,910.84	28,910.84
4/1/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		21,684.19	21,684.19
4/7/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		51,082.25	51,082.25
4/8/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		36,003.37	36,003.37
4/14/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		12,271.53	12,271.53
4/15/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		7,605.81	7,605.81
4/21/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		14,010.28	14,010.28
4/22/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		8,772.53	8,772.53
3/22/2010	Wire	ADP TIME RESOURCE MANAGEMENT	ADP Service Fees		13,203.37	13,203.37
3/30/2010	Wire	ADP TIME RESOURCE MANAGEMENT	ADP Service Fees		84.76	84.76
4/2/2010	Wire	ADP TIME RESOURCE MANAGEMENT	ADP Service Fees		64.55	64.55
4/12/2010	Wire	ADP TIME RESOURCE MANAGEMENT	ADP Service Fees		56.79	56.79
4/19/2010	Wire	ADP TIME RESOURCE MANAGEMENT	ADP Service Fees		13,217.46	13,217.46
4/23/2010	Wire	ADP TIME RESOURCE MANAGEMENT	ADP Service Fees		552.76	552.76
3/22/2010	Wire	AETNA INC - AETNA NA WEST	Aetna EE - HSA		46.15	46.15
3/29/2010	Wire	AETNA INC - AETNA NA WEST	Aetna EE - HSA		146.15	146.15
4/7/2010	Wire	AETNA INC - AETNA NA WEST	Aetna EE - HSA		46.15	46.15
3/22/2010	Wire	AETNA INC - AETNA NA WEST	Aetna ER - HSA		28.86	28.86
3/29/2010	Wire	AETNA INC - AETNA NA WEST	Aetna ER - HSA		217.16	217.16
4/7/2010	Wire	AETNA INC - AETNA NA WEST	Aetna ER - HSA		19.24	19.24
4/2/2010	Wire	AETNA INC - AETNA NA WEST	Aetna FSA		3,691.24	3,691.24
3/25/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		27,132.08	27,132.08
3/30/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		25,179.88	25,179.88
3/31/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		25,425.24	25,425.24
4/2/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		25,144.49	25,144.49
4/6/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		25,599.23	25,599.23
4/8/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		30,089.05	30,089.05
4/13/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		25,328.41	25,328.41
4/14/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		(50.00)	(50.00)
4/20/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		108,270.60	108,270.60
4/15/2010	Wire	BANK OF AMERICA	Bank Fees		39,325.55	39,325.55
3/29/2010	Wire	BANK OF AMERICA	Interest		57,630.88	57,630.88
4/1/2010	Wire	BANK OF AMERICA	Interest		33,849.97	33,849.97
4/1/2010	Wire	BANK OF AMERICA	Interest		5,214.41	5,214.41
3/26/2010	Wire	BANK OF AMERICA	LC Drawdown #3056166		4,313,010.53	4,313,010.53
4/13/2010	Wire	BANK OF AMERICA	Pcard Expenses		4,369.46	4,369.46
3/29/2010	Wire	FOCALPOINT SECURITIES	Professional Fees		36,000.00	36,000.00

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/30/2010	Wire	GIBSON DUNN PROFESSIONAL FEES	Professional Fees		308,911.41	308,911.41
3/30/2010	Wire	PACHULSKI STANG PROFESSIONAL FEES	Professional Fees		87,949.94	87,949.94
3/30/2010	Wire	FTI PROFESSIONAL FEES	Professional Fees		53,061.60	53,061.60
4/1/2010	Wire	LATHAM & WATKINS	Professional Fees		970.73	970.73
4/1/2010	Wire	LATHAM & WATKINS	Professional Fees		16,792.19	16,792.19
4/1/2010	Wire	GRANT THORNTON	Professional Fees		127,212.14	127,212.14
4/12/2010	Wire	FOCAL POINT SECURITIES	Professional Fees		122,000.00	122,000.00
4/12/2010	Wire	GRANT THORTON	Professional Fees		107,434.90	107,434.90
4/12/2010	Wire	FTI CONSULTING	Professional Fees		441,268.52	441,268.52
4/12/2010	Wire	GIBSON DUNN & CRUTCHER	Professional Fees		1,209,970.56	1,209,970.56
4/12/2010	Wire	ABERNATHY MACGREGOR	Professional Fees		26,938.59	26,938.59
4/12/2010	Wire	JULANDER, BROWN & BOLLARD	Professional Fees		11,990.61	11,990.61
4/12/2010	Wire	CROSSROADS SOLUTIONS	Professional Fees		94,347.25	94,347.25
4/21/2010	Wire	LATHAM & WATKINS BILLS	Professional Fees		35,220.89	35,220.89
3/25/2010	Wire	ACH TAX PAYMENT - 13755	Property Tax		18,165.47	18,165.47
4/12/2010	Wire	RIVERSIDE COUNTY TREASURER	Property Tax		229,055.89	229,055.89
4/1/2010	Wire	ESSEX REALTY	Rent		7,500.00	7,500.00
3/22/2010	Wire	BROADSPIRE	Worker’s Compensation		3,575.25	3,575.25
3/23/2010	Wire	BROADSPIRE	Worker’s Compensation		2,422.16	2,422.16
3/24/2010	Wire	BROADSPIRE	Worker’s Compensation		1,117.22	1,117.22
3/25/2010	Wire	BROADSPIRE	Worker’s Compensation		23,692.47	23,692.47
3/26/2010	Wire	BROADSPIRE	Worker’s Compensation		1,149.16	1,149.16
3/29/2010	Wire	BROADSPIRE	Worker’s Compensation		812.22	812.22
3/30/2010	Wire	BROADSPIRE	Worker’s Compensation		560.00	560.00
4/1/2010	Wire	BROADSPIRE	Worker’s Compensation		1,690.89	1,690.89
4/2/2010	Wire	MATRIX	Worker’s Compensation		14,817.31	14,817.31
4/2/2010	Wire	SCHAFFER	Worker’s Compensation		40,479.85	40,479.85
4/2/2010	Wire	BROADSPIRE	Worker’s Compensation		244.01	244.01
4/6/2010	Wire	BROADSPIRE	Worker’s Compensation		247.35	247.35
4/6/2010	Wire	MATRIX	Worker’s Compensation		8,711.00	8,711.00
4/7/2010	Wire	BROADSPIRE	Worker’s Compensation		1,063.15	1,063.15
4/8/2010	Wire	BROADSPIRE	Worker’s Compensation		115.64	115.64
4/9/2010	Wire	BROADSPIRE	Worker’s Compensation		595.51	595.51
4/12/2010	Wire	BROADSPIRE	Worker’s Compensation		675.45	675.45
4/13/2010	Wire	BROADSPIRE	Worker’s Compensation		744.21	744.21
4/16/2010	Wire	BROADSPIRE	Worker’s Compensation		244.01	244.01
4/16/2010	Wire	KEMPER INSURANCE	Worker’s Compensation		876,590.00	876,590.00
4/19/2010	Wire	BROADSPIRE	Worker’s Compensation		75.95	75.95
4/20/2010	Wire	BROADSPIRE	Worker’s Compensation		589.76	589.76
4/23/2010	Wire	BROADSPIRE	Worker’s Compensation		1,878.33	1,878.33
		Other adjustment

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	10,618,437.72	$10,618,437.72

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date:	4/25/2010	Balance on Statement:	28,468,408.74

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

		$—

TOTAL DEPOSITS IN TRANSIT			0.00

*This is the total deposits in transit for all entities at 04/25/2010

** Intercompany receipt in transit 4/25/2010

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
9223944	3/17/2009	66.97
9223946	3/17/2009	52.60
8661569	3/19/2009	28,013.59
2152346	3/20/2009	3.89
268010	3/25/2009	681.95
268137	3/27/2009	1,750.00
2785482	3/27/2009	381.97
268263	3/31/2009	6.27
268378	3/31/2009	292.93
268682	4/3/2009	666.00
9224090	4/3/2009	3,560.00
1272865	4/8/2009	500.00
2152422	4/8/2009	89.40
268784	4/9/2009	500.00
1272881	4/9/2009	2,091.07
4265265	4/15/2009	12.00
269058	4/17/2009	1,000.00
1272952	4/17/2009	168.75
9224307	4/17/2009	945.34
4855154	4/20/2009	67.29
2785673	4/24/2009	11,705.00
44104764	5/6/2009	9.90
9224666	5/15/2009	2.76
9224716	5/19/2009	130.00
9224722	5/19/2009	303.94
9224728	5/19/2009	46.87
2152622	5/21/2009	461.10
4789422	5/29/2009	6,340.32
2252896	6/3/2009	54.14
346600	6/5/2009	7.81
742930	6/5/2009	75.00
5548699	6/5/2009	100.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
4789490	6/10/2009	3,830.12
44104948	6/15/2009	161.07
270497	6/19/2009	852.53
2786170	6/26/2009	300.00
346770	6/30/2009	262.00
9225660	7/10/2009	34.43
5548989	7/16/2009	118.72
9225699	7/16/2009	162.85
9225749	7/16/2009	65.22
1990280	7/22/2009	25.00
5549009	7/22/2009	1,083.00
849706	8/3/2009	334.00
1990372	8/5/2009	105.00
1274148	8/6/2009	177.62
347001	8/7/2009	89.40
1990450	8/13/2009	67.60
272116	9/1/2009	300.00
272440	9/25/2009	300.00
347349	11/4/2009	1,724.00
412684	12/21/2009	65.10
412772	1/12/2010	1,000.00
347563	2/5/2010	339.93
412961	2/12/2010	1,000.00
412976	2/19/2010	706.69
413003	2/23/2010	25.00
347626	2/25/2010	23.06
347668	3/16/2010	37,710.06
347711	4/1/2010	2,155.00
413183	4/2/2010	110.00
347729	4/13/2010	825.00
413211	4/13/2010	200.00
413219	4/13/2010	600.00
347731	4/16/2010	35,888.74
347733	4/16/2010	462,449.00
347736	4/16/2010	37,121.77
347739	4/16/2010	45.10
413227	4/16/2010	14,169.69
413229	4/16/2010	15,075.94
347740	4/20/2010	945.73
347741	4/20/2010	566.30
347743	4/20/2010	5,603.23
347744	4/20/2010	122,226.00
347745	4/20/2010	955.00
347746	4/20/2010	95.27
347747	4/20/2010	490.07
347748	4/20/2010	3,500.00
347749	4/20/2010	118,000.00
413236	4/20/2010	130.35
413237	4/20/2010	351.92
413238	4/20/2010	100.00
413239	4/20/2010	81.12
413240	4/20/2010	685.88
413241	4/20/2010	2,518.16
413243	4/20/2010	15.29
413244	4/20/2010	2,016.00
347750	4/23/2010	45.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
347751	4/23/2010	684.88
347752	4/23/2010	210.55
347753	4/23/2010	56,075.00
413245	4/23/2010	977.74
413246	4/23/2010	1,316.99
413247	4/23/2010	800.00
413248	4/23/2010	766.30
413249	4/23/2010	25,380.83
413250	4/23/2010	180.42
413251	4/23/2010	1,749.84
413252	4/23/2010	814.94
413253	4/23/2010	140.00
413254	4/23/2010	150.00
413255	4/23/2010	300.00
413256	4/23/2010	2,674.54
413257	4/23/2010	150.00
413258	4/23/2010	820.02
413259	4/23/2010	600.00
413260	4/23/2010	9,914.14
413261	4/23/2010	1,296.00
413262	4/23/2010	70.00
413263	4/23/2010	250.00
413264	4/23/2010	310.00
413265	4/23/2010	600.00

TOTAL OUTSTANDING CHECKS:			1,044,147.01

Bank statement Adjustments:			0.00
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$27,424,261.73

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I.  CASH RECEIPTS AND DISBURSEMENTS

C. (14200 - FHI MAIN CASH COLLECTION ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		2,100.00

4.	RECEIPTS DURING CURRENT PERIOD:		1,529,901.92

5.	BALANCE:		1,532,001.92

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		1,532,001.92

7.	ENDING BALANCE:		(0.00)

8.	Account Number(s):	14200

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
3/22/2010		Transfer to BofA	Paydown revolver loan at BofA	2,100.00
3/24/2010		Transfer to BofA	Paydown revolver loan at BofA	7,638.70
3/26/2010		Transfer to BofA	Paydown revolver loan at BofA	20,000.00
4/1/2010		Transfer to BofA	Paydown revolver loan at BofA	59,172.79
4/6/2010		Transfer to BofA	Paydown revolver loan at BofA	489,598.58
4/7/2010		Transfer to BofA	Paydown revolver loan at BofA	180,000.00
4/8/2010		Transfer to BofA	Paydown revolver loan at BofA	574,794.94
4/22/2010		Transfer to BofA	Paydown revolver loan at BofA	37,788.00
4/23/2010		Transfer to BofA	Paydown revolver loan at BofA	160,908.91

			TOTAL DISBURSEMENTS THIS PERIOD:	1,532,001.92

I.  CASH RECEIPTS AND DISBURSEMENTS

D. (27063 - FHI MAIN ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		255,805.82

4.	RECEIPTS DURING CURRENT PERIOD:		7,500,174.62

5.	BALANCE:		7,755,980.44

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		6,380,572.74

7.	ENDING BALANCE:		1,375,407.70

8.	Account Number(s):	27063

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
03/22/09 - 04/25/10		Transfer to 27064	Fund daily wires and controlled disbursements	4,583,000.00
03/22/09 - 04/25/10		Transfer to 62795	Fund manual payroll checks	0.00
03/22/09 - 04/25/10		Transfer to 404875	Transfer funds to FHI Investment account	0.00
03/22/09 - 04/25/10		ADP	Fund payroll expenses	0.00
03/22/09 - 04/25/10		Misc. Vendors	Fund daily wire transfers for payments to vendors, ACH payments	1,256,491.95
03/22/09 - 04/25/10		Transfer to Controlled Disbursement 13901	Fund daily controlled disbursement accounts	541,080.79

			TOTAL DISBURSEMENTS THIS PERIOD:	6,380,572.74

I.  CASH RECEIPTS AND DISBURSEMENTS

E. (27064 - FEI MAIN ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		99,004.94

4.	RECEIPTS DURING CURRENT PERIOD:		5,076,262.98

5.	BALANCE:		5,175,267.92

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		4,456,491.75

7.	ENDING BALANCE:		718,776.17

8.	Account Number(s):	27064

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
03/22/09 - 04/25/10		Transfer to 27063	Fund daily wires and controlled disbursements	675,000.00
03/22/09 - 04/25/10		Transfer to 62771	Fund manual payroll checks	0.00
03/22/09 - 04/25/10		Transfer to 404850	Transfer funds to FEI Investment account	0.00
03/22/09 - 04/25/10		Transfer to 63587	Transfer to Cash Collateral	119,130.88
03/22/09 - 04/25/10		ADP	Fund payroll expenses	270,684.05
03/22/09 - 04/25/10		Misc. Vendors	Fund daily wire transfers for payments to vendors, ACH payments	2,974,594.46
03/22/09 - 04/25/10		Controlled Disbursement	Clearing checks through controlled disbursement account	417,082.36
03/22/09 - 04/25/10		Transfer to 71799	Transfer funds to escrow account	0.00

			TOTAL DISBURSEMENTS THIS PERIOD:	4,456,491.75

I.  CASH RECEIPTS AND DISBURSEMENTS

F. (FLT00-AR  REVOLVER LOAN ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD:		1,624,853.69

5.	BALANCE:		1,624,853.69

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		1,624,853.69

7.	ENDING BALANCE:		0.00

8.	Account Number(s):	FLT00-AR

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
3/24/2010		Transfer to 27063	Revolver Advance to Main FHI	2,100.00
3/26/2010		Transfer to 27063	Revolver Advance to Main FHI	7,638.70
3/28/2010		Transfer to 27063	Revolver Advance to Main FHI	20,000.00
4/1/2010		Transfer to 27063	Revolver Advance to Main FHI	2,345.49
4/6/2010		Transfer to 27063	Revolver Advance to Main FHI	489,598.58
4/7/2010		Transfer to 27063	Revolver Advance to Main FHI	180,000.00
4/8/2010		Transfer to 27063	Revolver Advance to Main FHI	574,794.94
4/22/2010		Transfer to 27063	Revolver Advance to Main FHI	37,788.00
4/23/2010		Transfer to 27063	Revolver Advance to Main FHI	160,908.91
3/29/2010		Bank of America	Interest & LC Fee	57,630.88
4/1/2010		Latham Watkins	Legal Fees	16,792.19
4/1/2010		Bank of America	Interest & LC Fee	40,035.11
4/21/2010		Latham Watkins	Legal Fees	35,220.89

			TOTAL DISBURSEMENTS THIS PERIOD:	1,624,853.69

I.  CASH RECEIPTS AND DISBURSEMENTS

G. (63587 - CASH COLLATERAL ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		9,957,979.64

4.	RECEIPTS DURING CURRENT PERIOD:		121,136.92

5.	BALANCE:		10,079,116.56

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		5,855,862.30

7.	ENDING BALANCE:		4,223,254.26

8.	Account Number(s):	63587

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
3/26/2010		Transfer to 27063	Fund wire transfers & controlled disbursements	350,000.00
4/20/2010		Transfer to 27063	Fund wire transfers & controlled disbursements	1,070,000.00
4/21/2010		Transfer to 27063	Fund wire transfers & controlled disbursements	30,000.00
3/29/2010		Transfer to BofA Revolver	Fund wire transfers & controlled disbursements	57,630.88
4/21/2010		Transfer to BofA Revolver	Fund wire transfers & controlled disbursements	35,220.89
3/26/2010		Bank of America	LC Drawdown #3056166	4,313,010.53

			TOTAL DISBURSEMENTS THIS PERIOD:	5,855,862.30

I.  CASH RECEIPTS AND DISBURSEMENTS

H. (404875 - FHI INVESTMENT ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		14,296,640.50

4.	RECEIPTS DURING CURRENT PERIOD:		121.16

5.	BALANCE:		14,296,761.66

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		3,900,000.00

7.	ENDING BALANCE:		10,396,761.66

8.	Account Number(s):	404875 (249-01122-1-2-GPD)

	Depository Name & Location:	Bank of America Securities
		200 N. College Street, 3rd Floor
		Charlotte, NC 28255

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
3/24/2010		Transfer to 27063	Fund daily wires and disbursements	200,000.00
3/30/2010		Transfer to 27063	Fund daily wires and disbursements	500,000.00
4/1/2010		Transfer to 27063	Fund daily wires and disbursements	300,000.00
4/9/2010		Transfer to 27063	Fund daily wires and disbursements	2,500,000.00
4/19/2010		Transfer to 27063	Fund daily wires and disbursements	400,000.00

			TOTAL DISBURSEMENTS THIS PERIOD:	3,900,000.00

I.  CASH RECEIPTS AND DISBURSEMENTS

I. (404850 - FEI INVESTMENT ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		(0.00)

4.	RECEIPTS DURING CURRENT PERIOD:		0.00

5.	BALANCE:		(0.00)

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		(0.00)

8.	Account Number(s):	404850 (249-01119-1-7-GPD)

	Depository Name & Location:	Bank of America Securities
		200 N. College Street, 3rd Floor
		Charlotte, NC 28255

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

J. (62771 - FEI PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		205.61

4.	RECEIPTS DURING CURRENT PERIOD:		0.00

5.	BALANCE:		205.61

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		205.61

8.	Account Number(s):	62771

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

K. (62795 - FHI PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS

3.	BEGINNING BALANCE:		0.00

4.	RECEIPTS DURING CURRENT PERIOD:		0.00

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		0.00

8.	Account Number(s):	62795

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

L. PREPAID CREDIT CARD

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		55,663.43

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		$—

5.	BALANCE:		55,663.43

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		$55,663.43

8.	PREPAID Account Number:	61059

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

M. CONTROL DISBURSEMENT ACCOUNT ACCOUNT

1.	TOTAL RECEIPTS PER ALL PRIOR INTERST BEARING OPERATING ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR INTEREST BEARING OPERATING ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		532,937.67

4.	RECEIPTS DURING CURRENT PERIOD:		$—

5.	BALANCE:		532,937.67

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7.	ENDING BALANCE:		$532,937.67

8.	CONTROL DISBURSEMENT Account Number:	61412

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM INTEREST BEARING OPERATING ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

N. UTILITY DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR LOAN SERVICING ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR LOAN SERVICING ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		201,375.24

4.	RECEIPTS DURING CURRENT PERIOD:		0.00

5.	BALANCE:		201,375.24

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		201,375.24

8.	UTILITY Account Number:	61059

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM LOAN SERVICING ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

O. AIP DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		0.00

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		0.00

8.	Deposit Account Number:	69758

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

P. AIP DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		0.00

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		0.00

8.	Deposit Account Number:	69550

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

Q. CAVCO DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		669,027.00

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		0.00

5.	BALANCE:		669,027.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		669,027.00

8.	Deposit Account Number:	71799

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

R. ESCROW DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		10,295,000.00

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		0.00

5.	BALANCE:		10,295,000.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		10,295,000.00

8.	Deposit Account Number:	N/A

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

S. ESCROW DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		0.00

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		0.00

8.	Deposit Account Number:	71195

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

II.A.  STATUS OF PAYMENTS TO  LESSORS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Post-Petition payments not made (Number)	Total Due
Alpha Systems	Mfg Equip	Quarterly	0	$751.10
Avaya	Telephone	Monthly	0	—
Axis Capital	Postage Meter	Monthly	0 - 13	2,671.66
Boise Office Equipment	Office Equipment	Monthly	1	108.09
Central Railroad of Indianapolis	CSX Railroad Siding	Annually	0	—
Cintas Corporation	Uniforms	Monthly	0	—
CIT Technology Financing Services, Inc.	Office Equipment	Monthly	1	106.00
Citrus Park	Property	Monthly	0	—
Contact Office Solutions	Office Equipment	Monthly	0	—
Court Square Leasing	Office Equipment	Monthly	0	—
CTWP Leasing	Office Equipment	Monthly	0	—
DeLage Landen	Forklift	Monthly	0 - 11	31,273.72
DeLage Landen	Office Equipment	Monthly	0 - 13	15,959.73
Dugdale Comm	Telephone	Monthly	3	1,343.85
GE Capital	Forklift	Monthly	11	13,406.40
GE Capital	Office Equipment	Monthly	1	391.07
GE Capital	Trucks	Monthly	0	—
GE Capital	Trucks	Monthly	0-1	1,512.50
GE Fleet Services	Trucks	Monthly	0 - 1	5,984.44
Hasler, Inc.	Postage Meter	Monthly	0	10.53
IKON Office Solutions	Office Equipment	Monthly	1 - 2	607.70
LBM Leasing Services	Office Equipment	Monthly	0	—
Neopost Inc	Postage Meter	Annually	0	2,260.02
Pacific Office Automation	Office Equipment	Monthly	0-1	1,054.00
PENSKE TRUCK LEASING	Trucks	Monthly	0	17,734.62
Pitney Bowes	Postage Meter	Quarterly	0 - 6	1,577.19
PlainsCapital Leasing	Computer	Monthly	4	11,204.18
Robert Weliver	Property	Monthly	2	9,200.00
Rubu, LLC	Property	Monthly	2	2,500.00
Sprint	Telephone	Monthly	0	2,815.25
Trimble (formerly @Road)	GPS Navigation	Monthly	0 - 4	2,576.07
Waco RefresH20	Mfg Equip	Quarterly	0	—
Xerox	Office Equipment	Monthly	0 - 1	12,328.73

				$137,376.85

II.B.  STATUS OF PAYMENTS TO SECURED CREDITORS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
BARCLAYS CAPITAL INC.	14% SENIOR NOTES (A)	QUARTERLY		4
BNP PARIBAS PRIME BROKERAGE, INC.	14% SENIOR NOTES (A)	QUARTERLY		4
BROWN BROTHERS HARRIMAN & CO.	14% SENIOR NOTES (A)	QUARTERLY		4
CREDIT SUISSE SECURITIES (USA) LLC	14% SENIOR NOTES (A)	QUARTERLY		4
FIRST CLEARING CORPORATION, LLC	14% SENIOR NOTES (A)	QUARTERLY		4
GOLDMAN SACHS EXECUTION & CLEARING, LP	14% SENIOR NOTES (A)	QUARTERLY		4
GOLDMAN, SACHS & CO.	14% SENIOR NOTES (A)	QUARTERLY		4
J P MORGAN CHASE BANK, NATIONAL ASSOCIATION	14% SENIOR NOTES (A)	QUARTERLY		4
J.P. MORGAN CLEARING CORP.	14% SENIOR NOTES (A)	QUARTERLY		4
J.P. MORGAN SECURITIES INC.	14% SENIOR NOTES (A)	QUARTERLY		4
JEFFERIES & COMPANY, INC.	14% SENIOR NOTES (A)	QUARTERLY		4
MORGAN STANLEY & CO. INCORPORATED	14% SENIOR NOTES (A)	QUARTERLY		4
SSB - TRUST CUSTODY	14% SENIOR NOTES (A)	QUARTERLY		4
STATE STREET BANK AND TRUST COMPANY	14% SENIOR NOTES (A)	QUARTERLY		4
THE BANK OF NEW YORK MELLON/ MELLON TRUST OF NEW ENGLAND, N.A.	14% SENIOR NOTES (A)	QUARTERLY		4
UNION BANK OF CALIFORNIA, N.A.	14% SENIOR NOTES (A)	QUARTERLY		4
Total Cash Interest Due					$5,773,008.00

BANK OF AMERICA, N.A.	LETTERS OF CREDIT				Contingent

ISIS Lending	REAL ESTATE MORTGAGE				$3,904,489.00

(A) Debtor reserves the right to dispute the characterzation of any secured claims.

TOTAL DUE:	9,677,497.00

II.C.  STATUS OF PAYMENTS TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due

Debtor has over 90 executory contracts that are under consideration for rejection. The amounts due are contingent on upon some future event or activity.

				TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
		3/22/2010-4/25/2010
	Gross Sales Subject to Sales Tax:	0.00
	Total Wages Paid:	295,807.67

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding	—	—
State Withholding	—	—
FICA- Employer’s Share	—	—
FICA- Employee’s Share	—	—
Medicare - Employer’s	—	—
Medicare - Employee’s	—	—
SUI/SDI - Employer’s	—	—
SUI/SDI - Employee’s	—	—
Federal Unemployment	—	—
Sales and Use	—	—
Real Property	—	—
Other:		—
TOTAL:	—	—

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	$64,250.54
31 - 60 days	—
61 - 90 days			—
91 - 120 days
Over 120 days	—	5,295,038.00	1,032,605.66
TOTAL:	64,250.54	5,295,038.00	1,032,605.66

V. INSURANCE COVERAGE

Description of Coverage	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
Auto Liability	Philadelphia Insurance Group	$1,000,000	11/1/2010	11/1/2010
Cargo	Fireman’s Fund	$500,000	Until Cancelled	Cancelled
Corp. Counsel	AIG (American International Specialty)	$5,000,000	7/1/2010	7/1/2010
D&O	Chubb	$10,000,000	6/30/2016	6/30/2016
D&O	AIG (National Union Fire Insurance Company)	$10,000,000	6/30/2010	6/30/2010
Environmental	AIG (American International Specialty Lines)	$10,000,000	11/1/2010	11/1/2010
Excess Liability	Great American Insurance Company	$5,000,000	11/1/2010	11/1/2010
Excess Liability	AIG Excess Liability Ins Co LTD	$25,000,000	Not Renewed
Fidelity	Zurich American Insurance	$10,000,000	7/1/2010	7/1/2010
Fiduciary	Chubb Insurance Group	$15,000,000	7/1/2010	7/1/2010
Fiduciary Excess	National Union	$5,000,000	7/1/2010	7/1/2010
General Liability	AIG (American International Specialty Lines)	$1,000,000	11/1/2010	11/1/2010
K&R	The Liberty Mutual Group	$5,000,000	1/19/2011	1/19/2011
Non-Subscriber	Lexington Insurance Company	$2,000,000	Not Renewed
Non-Subscriber	Lexington Insurance Company	$1,000,000	Not Renewed
Notary E&O	Western Surety Company	$30,000	5/4/2009	5/4/2010
Products	Gibraltar	$775,065	8/30/2010	8/30/2010
Property	Crum & Forster	$20,000,000	4/30/2010	4/30/2011
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$4,500,000	Not Renewed
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$50,000,000	Not Renewed
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$25,000,000	Not Renewed
WC	Ins. Co. State of PA (Deductible)	Statutory	Not Renewed
WC	Hartford (Guaranteed Cost)	Statutory	Not Renewed
WC	State Compensation Insurance Fund	Statutory	1/1/2010	4/30/2010
WC (Excess)	Midwest Employers Casualty Co.	Statutory	Not Renewed
WC (Excess)	Gibraltar	Statutory	Not Renewed

VI.  UNITED STATES TRUSTEE QUARTERLY FEES

(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
Qtr1, March 2009	$—	$14,625.00	05/19/09	$14,625.00	—
Qtr 2, June 2009	84,090,881.65	151,550.00	07/21/09	151,550.00	—
Qtr 3, September 2009	68,425,442.33	133,675.00	10/27/09	133,675.00	—
Qtr 4, December 2009	18,783,986.44	52,975.00	01/19/10	52,975.00	—
Qtr 1, March 2010	31,799,747.35	56,075.00	04/23/10	56,075.00	—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
		408,900.00		408,900.00	—

*     Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court.  Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII. SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Andrew Griffiths	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1 (a)		$49,237.00
Leonard J. McGill	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1 (a)		$24,175.00
Michael B. Shearin	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1 (a)		$51,911.36
James E. Smith	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1 (a)		$16,983.00

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

X. BALANCE SHEET

(Amounts in thousands)

	April 25, 2010	Mar 09, 2009

ASSETS
Cash and cash equivalents	13,826	23,986
Restricted Cash	15,977	650
Market investments	19,533	17,563
Receivables	4,180	33,994
Inventories	90	90,983
Performance bond deposits	20,121
Other current assets	9,634	13,561
Total Current Assets	83,361	180,737

Property, plant and equipment, net	54,171	130,044
Cash value of company-owned life insurance (COLI)	—	4,016
Investments in subsidiary (CTPS)	8,892	8,892
Other Assets	9,254	22,824
TOTAL ASSETS	$155,678	$346,514

POST PETITION LIABILITIES
Accounts payable	64
Employee compensation and benefits	160
Product warranty reserve	—
Insurance reserves	3,935
Accrued Interest	15,832
Short-term borrowings	3,751
Other current liabilities	—
Deferred compensation and retirement benefits	—
5% convertible senior subordinated debentures	—
6% convertible subordinated debentures	—
14% Senior Note	16,416
Other long-term borrowings	—
Other non-current liabilities	—
TOTAL POST PRETITION LIABILITIES	40,158

PRE PETITION LIABILITIES
Accounts payable	10,201	10,036
Employee compensation and benefits	4,248	20,207
Product warranty reserve	4,757	35,473
Insurance reserves	17,871	39,837
Accrued Interest	13,745	13,745
Short-term borrowings	311	311
Other current liabilities	14,730	25,584
Deferred compensation and retirement benefits	8,953	9,076
5% convertible senior subordinated debentures	1,069	1,069
6% convertible subordinated debentures	160,142	160,142
14% Senior Note	61,848	61,848
Other long-term borrowings	23,725	27,731
Other non-current liabilities	—	12,894
TOTAL PRE PRETITION LIABILITIES	321,600	417,953

TOTAL LIABILITIES	361,758

COMMITMENTS AND CONTINGENCIES
Shareholders equity:
Preferred stock, $1 par value, authorized 10,000,000 shares, non outstanding	—	—
Common stock, $.01 par value, authorized 300,000,000 shares, outstanding 209.320.000 at January 25, 2009 amd 64,257,000 at April 27, 2008	2,080	2,092
Additional paid-in capital	623,634	623,279
Accumulated deficit	(830,646)	(695,389)
Accumulated other comprehensive loss	(1,148)	(1,422)
	(206,080)	(71,439)

TOTAL LIABILITIES AND SHARESHOLDERS’ EQUITY	$155,678	$346,514

Note 1:	Balance sheet includes non-debtors. The most significant is Gibraltar the captive insurance company with assets of $24.9 million and liabilities of $19.2 million.

Note 2:	Restricted cash includes amounts that are currently held as collateral for undrawn lines of credit or are restricted under the terms of an applicable order of the bankruptcy court.

Note 3:	Not reflected on the balance sheet are $1.6 million of letters of credit mainly to support the workers’ compensation self-insured exposure.

X. INCOME STATEMENT

(ACCRUAL BASIS ONLY)

	Actual FY10	Actual FY10
	Mar	Apr

SALES
Gross sales	—	—
Intercompany sales	—	—
Sales discounts and allowances	—	—
NET SALES

COST OF GOODS SOLD
Beginning Inventory at cost
Purchases
Less: Ending Inventory at cost
TOTAL MATERIALS COST

OPERATING EXPENSES
Payroll - Insiders	129,835	142,306
Payroll - Other Employees	96,995	507,058	(A)
Payroll Taxes	17,063	17,128
Other Taxes (Itemize)	—	—
Depreciation and Amortization	2,569	—
Rent Expense - Real Property	7,500	7,500
Lease Expense - Personal Property	1,445	170
Insurance	75,348	(1,089,421	)(B)
Real Property Taxes	324	(500,282	)(B)
Telephone and Utilities	96,604	84,633
Repairs and Maintenance	133,798	46,621
Travel and Entertainment (Itemized - Attachment)	135	135
Miscellaneous Operating Expenses (Itemized - See Attachment)	1,123,012	1,571,781
TOTAL OPERATING EXPENSES	1,684,629	787,629

INCOME/(LOSS) FROM OPERATIONS	(1,684,629)	(787,629)

NON-OPERATING INCOME
Interest Income
Interest Income - Intercompany	—	—
Interest Income - Common Securities	44,459	44,460
Interest Income - Taxable	2,761	796
Investment Income - Management Fees	23,525	27,995
TOTAL NON-OPERATING INCOME	70,745	73,251

NON-OPERATING EXPENSES
Long Term Interest Expense - Senior Note	1,586,100	1,664,770
Long Term Interest Expense	233,391	235,851
Long Term Interest Expense - B of A	83,220	—
Long Term Interest Expense - CTPS	835,687	835,689
Long Term Interest Expense - Miscellaneous	—	—
TOTAL NON-OPERATING EXPENSES	2,738,397	2,736,310

OTHER (ITEMIZE - SEE ATTACHMENT)	—	—

TAXES

NET INCOME (LOSS)	(4,352,282)	(3,450,687)

(A) The increase in payroll expenses was primarily related to  worker’s compensation expenses.

(B) Reversal of reserves.

MISCELLANEOUS - OTHER  SCHEDULE

	Actual FY10	Actual FY10
	Mar	Apr

TOTAL OPERATING EXPENSES	1,684,629	787,629

DIRECT LABOR - OTHER	—	—

5301 LABOR OVERHEAD	—	—

5320 SUPPLIES & SERVICE-VARIABL	1,267	30

5360 OTHER MANUF COSTS-VARIABLE	500	—

5390 APPLIED MFG OHD-VARIABLE	—	—

5500 + 5600 SHIPPING, HANDLING, INSTALLATION	20,566	—

ADVERTISING	—	—

REPURCHASE COSTS	—	—

OFFICE EXPENSES	113,238	92,442

6600 WARRANTY & SERVICE EXPENSES	2,266	1,881

7211.XXX MATERIAL	252	—

8360 EXTERNAL LABOR-FIXED	608,654	2,990,213

8448.XXX AUDIT FEES	25,000	—

LEGAL EXPENSES	37,177	(746,492)

PUBLIC COMPANY EXPENSES	2,903	—

8590.XXX GAIN/LOSS-CURRENCY	(26,044)	(7,826)

8625.XXX GAIN/LOSS SALE-FXD ASSET	(91,660)	17,534

INSURANCE - CHANGE IN CSV	115,664	140,450

8870 IDLE FACIL-OTHER-FIXED	—	—

OTHER’ OPERATING EXPENSES (ITEMIZED ABOVE)	809,783	2,488,232

MISCELLANEOUS OPERATING EXPENSES (NOT ITEMIZED)	313,229	(916,451)

TOTAL ‘OTHER’ OPERATING EXPENSES	1,123,012	1,571,781

TRAVEL SCHEDULE

	Actual FY10	Actual FY10
	Mar	Apr

5535.011 WH TRAVESL SERV MNGR FSS	$—	$—
6452 RELOC-TRAVEL TO NEW LOC	—	—
6461 TRAVEL AIRLINE	—	—
6462 TRAVEL RENTAL CARS	—	—
6463 TRAVEL LODGING	—	—
6464 TRAVEL MEAL/PER DIEM	—	—
6465 TRAVEL PERSONAL CAR	—	—
6466 TRAVEL - ENTERTAINMENT	—	—
6467 TRAVEL OTHER	—	—
6617.414 TRAVEL TRAILERS	—	—
6852 SVC-RELOC-TVL TO NEW LOC	—	—
6861 SVC-AIRLINE TRAVEL	—	—
6862 SVC-TRAVEL-RENTAL CARS	—	—
6863 SVC-TRAVEL LODGING	—	—
6864 SVC-TRAVEL-MEAL/PERDIEM	—	—
6865 SVC-TRAVEL PERSONAL CAR	—	—
6866 SVC-TRAVEL-ENTERTIANMENT	—	—
6867 SVC-TRAVEL OTHER	—	—
7652 RELOC-TRAVEL NEW LOCAT	—	—
7653 RELOC-PRE-MOVE TRAVEL	—	—
7681 TRAVEL-AIRLINES	—	—
7682 TRAVEL-RENTAL CARS	—	—
7683 TRAVEL-LODGING	—	—
7684 TRAVEL-MEAL & PER DIEM	—	—
7685 TRAVEL-PERSONAL AUTO	—	—
7686 TRAVEL-ENTERTAINMENT	—	—
7687 TRAVEL-OTHER	—	—
7693.XXX TRAIN & EDUC-TRAVEL	—	—
8343 TRAINING & EDUCATION-TRAVEL	—	—
8352 RELOC-TRAVEL NEW LOCAT	—	—
8353 RELOC-PRE-MOVE TRAVEL	—	—
8380 TRAVEL & ENTERTAIN-FIXED	135	—
8426.63130 TRAVEL	—	—
8426.63131 TRAVEL - MEALS	—	—
8426.63132 TRAVEL- BUSINESS ENTERTAINMENT	—	—
8552.102 DIRECTORS TRAVEL	—	—
8686 TRAVEL & ENTERTAINMENT	—	—

TOTAL TRAVEL AND ENTERTAINMENT	$135	$—

XI.  QUESTIONNAIRE

			No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:		☒	☐

			No	Yes
2.

Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:

			☒	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization:
A plan and disclosure statement were filed 4.28.10. The disclosure statement was approved and ballots sent to creditors. The confirmation hearing is scheduled for June 22, 2010.

4.	Describe potential future developments which may have a significant impact on the case:
None

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
See attached exhibits

			No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.		☒	☐

I declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

	Principal for Debtor-in-Possession:	/s/ James F. Smith

	Date:	5/25/10

EXHIBIT A

CRAIG H. MILLET, SBN 106027, CMillet@gibsondunn.com	FILED & ENTERED
KENNETH A. GLOWACKI, JR., SBN 217762, KGlowacki@gibsondunn.com
GIBSON, DUNN & CRUTCHER LLP	APR 27 2010
3161 Michelson Drive
Irvine, California 92612-4412	CLERK U.S. BANKRUPTCY COURT
Telephone: (949) 451-3800	Central District of California
Facsimile: (949) 451-4220	BY hawkensoDEPUTY CLERK

Attorneys for Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT

FOR THE CENTRAL DISTRICT OF CALIFORNIA

RIVERSIDE DIVISION

In re	CASE NO. 09-14254-MJ

FLEETWOOD ENTERPRISES, INC., et al.,	Chapter 11

Debtors.	[Jointly Administered]

ORDER APPROVING STIPULATION FOR LIMITED RELIEF FROM STAY AND CONSENT TO RELEASE OF FLEETWOOD MORTGAGE BY AND AMONG FLEETWOOD MOTOR HOMES OF PENNSYLVANIA, INC.,

SOVEREIGN BANK AND CATAWISSA LUMBER & SPECIALTY CO., INC.

[No Hearing Required]

Upon consideration of the Stipulation by and among Fleetwood Motor Homes of Pennsylvania, Inc. (“Fleetwood”), Sovereign Bank and Catawissa Lumber & Specialty Co., Inc., providing: (i) Fleetwood’s agreement to release its mortgage on a parcel of real estate and improvements thereon located at 925 Bottle Drive, Elysburg, PA, (the “Property”); and (ii) limited relief from the automatic stay under Bankruptcy Code section 362(d) to sell or otherwise dispose of the Property; and good cause appearing therefor, pursuant to Rule 9071-1 of the Local Rules of Bankruptcy Practice of the United States Bankruptcy Court for the Central District of California:

IT IS HEREBY ORDERED:

1.	The Stipulation is approved.

2.	This Order shall be immediately effective and enforceable upon its entry.

####

DATED: April 27, 2010	/s/ Meredith A. Jury
United States Bankruptcy Judge

2

EXHIBIT B

CRAIG H. MILLET, SBN 106027, CMillet@gibsondunn.com	FILED & ENTERED
SOLMAZ KRAUS, SBN 223117, SKraus@gibsondunn.com
GIBSON, DUNN & CRUTCHER LLP	APR 16 2010
3161 Michelson Drive
Irvine, California 92612-4412	CLERK U.S. BANKRUPTCY COURT
Telephone: 949.451.3800	Central District of California
Facsimile: 949.451.4220	BY hawkensoDEPUTY CLERK

Attorneys for Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT

FOR THE CENTRAL DISTRICT OF CALIFORNIA

RIVERSIDE DIVISION

In re	CASE NO. 09-14254-MJ

FLEETWOOD ENTERPRISES, INC., et al.

Debtors.	Chapter 11 Proceeding

[Jointly Administered]

ORDER (i) APPROVING SETTLEMENT BETWEEN DEBTORS AND DOMETIC CORPORATION PURSUANT TO BANKRUPTCY RULE 9019(a), (ii) ALLOWING SETOFF, AND (iii) MODIFYING THE AUTOMATIC STAY

[No Hearing Required Unless Requested Pursuant to L.B.R. 9013-1(o)]

Upon consideration of the motion (“Motion”) of Fleetwood Enterprises, Inc., and its affiliated debtor entities, as debtors and debtors in possession in the above-captioned jointly administered chapter 11 cases (collectively, the “Debtors”), for entry of an order, pursuant to section 105 of the title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”), and Rule

9019(a) of the Federal Rule of Bankruptcy Procedure, approving a settlement (the “Settlement”) by and between the Debtors, on the one hand, and Dometic, LLC (f/k/a Dometic Corporation) (“Dometic”), on the other hand, and the Declaration of Todd J. Uhlick filed contemporaneously therewith; and unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Motion; and the Court having reviewed and considered the record in these chapter 11 cases, the Motion and any objections thereto, the Declaration of Todd J. Uhlick, and having determined that the relief requested in the Motion is in the best interests of the Debtors, their estates, creditors, and other parties in interest; and it appearing that proper and adequate notice of the Motion has been given and that no other or further notice need be given; and after due deliberation thereon; and good and sufficient cause appearing therefor; and all parties in interest having been afforded an opportunity to request a hearing and be heard; and any objections to the Motion having been withdrawn, resolved, or overruled by the Court,

IT IS HEREBY ORDERED THAT:

1.                                       The Motion is granted in its entirety.

2.                                       The Debtors’ Settlement with Dometic is approved in all respects and the Debtors are hereby authorized to take any and all actions contemplated therein and in furtherance of the Settlement in accordance with this Order.

3.                                       The setoff of the mutual obligations of the Debtors and Dometic as described in the Motion and in the Settlement (the “Setoff”) are approved.

4.                                       The automatic stay is modified to the extent necessary to allow Dometic to proceed with the Setoff.

5.                                       Pursuant to the Settlement, within ten (10) days of the Effective Date, Dometic shall pay the Debtors $158,516.41 (the “Payment”), representing the agreed-upon net amount due to the Debtors following the Setoff.

6.                                       Dometic is hereby deemed to have fully, finally, and forever waived, released, relinquished, and discharged the Debtors and their estates from any and all claims that could have been asserted against the Debtors with respect to monies owed on account of the prepetition sales of the Dometic refrigerators, including, without limitation, the Prepetition Claim and the 503(b)(9) Claim.

Any and all claims filed by Dometic against the Debtors on account of prepetition sales, including, without limitation, the claims filed in the Debtors’ bankruptcy cases and denoted as claim numbers 13752, 13753, 13754, 13755, 13756, 13757, 13758, 13759, and 13952 on the Debtors’ claims register maintained by the Debtors’ claims and notice agent, are hereby fully and finally disallowed without the need for further actions by the Debtors.

7.                                       The Debtors shall execute the Amendment to the Defense Agreement.

8.                                       The Defense Agreement, as amended, is hereby binding on any chapter 7 trustee or liquidating trustee arising from or appointed in connection with the Debtors’ bankruptcy proceedings or any other successor to the Debtors.

9.                                       The Debtors are hereby deemed to have released Dometic from any and all claims related to the Past Claims and any avoidance claims under chapter 5 of the Bankruptcy Code related to or in connection with parts, materials, and other goods sold to the Debtors by Dometic prior to the Closing Date.

10.                                 This Court shall retain jurisdiction with respect to any matters, claims, rights, or disputes arising from or related to the implementation of this Order.

###

DATED: April 16, 2010	/s/ Meredith A. Jury
United States Bankruptcy Judge

In re:			CHAPTER 11

	Fleetwood Enterprises, Inc.	Debtors:	CASE NUMBER	09-14254-MJ

SERVICE LIST FOR THE ENTERED ORDER

NOTICE OF ENTERED ORDER AND SERVICE LIST

Notice is given by the court that a judgment or order entitled ORDER (i) APPROVING SETTLEMENT BETWEEN DEBTORS AND DOMETIC CORPORATION PURSUANT TO BANKRUPTCY RULE 9019(a), (ii) ALLOWING SETOFF, AND (iii) MODIFYING THE AUTOMATIC STAY was entered on the date indicated as “Entered” on the first page of this judgment or order and will be served in the manner indicated below:

I.                                         SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”) — Pursuant to controlling General Order(s) and Local Bankruptcy Rule(s), the foregoing document was served on the following person(s) by the court via NEF and hyperlink to the judgment or order. As of (insert date of service), the following person(s) are currently on the Electronic Mail Notice List for this bankruptcy case or adversary proceeding to receive NEF transmission at the email address(es) indicated below:

x	Service information continued on attached page

II.                                     SERVED BY THE COURT VIA U.S. MAIL: A copy of this notice and a true copy of this judgment or order was sent by United States Mail, first class, postage prepaid, to the following person(s) and/or entity(ies) at the address(es) indicated below:

•	Service information continued on attached page

III.                                 TO BE SERVED BY THE LODGING PARTY: Within 72 hours after receipt of a copy of this judgment or order which bears an “Entered” stamp, the party lodging the judgment or order will serve a complete copy bearing an “Entered” stamp by U.S. Mail, overnight mail, facsimile transmission or email and file a proof of service of the entered order on the following person(s) and/or entity(ies) at the address(es), facsimile transmission number(s), and/or email address(es) indicated below:

x	Service information continued on attached page

I.

Service via ECF

Company	Contact	Email
AL-KO Kober Corporation	Michael J Heyman	michael.heyman@klgates.com
Allen Matkins Leek Gamble Mallory & Natsis LLP	Yale K Kim & David R Zaro	ykim@allenmatkins.com; dzaro@allenmatkins.com
Alpert Barr & Grant APLC	Mark S Blackman	Mblackman@AlpertBarr.com
American Electric Power	David W Meadows	david@davidwmeadowslaw.com
Ballard Spahr Andrews & Ingersoll LLP	Rebecca J Winthrop	winthropr@ballardspahr.com; boote@ballardspahr.com
Best Best & Krieger	Richard T Egger	richard.egger@bbklaw.com
Brown & Connery LLP	Donald K Ludman	dludman@brownconnery.com
Byron Z Moldo		bmoldo@ecjlaw.com; tmelendez@ecjlaw.com
Counsel to Atwood Mobile Products	Caroline Djang	crd@jmbm.com
Counsel to Other Prof Greenhill & Co LLC	Howard Steinberg	hsteinberg@irell.com; awsmith@irell.com
Counsel to Peggy Richan	Sophie A Hubscher	sophie@korperlemonlaw.com
Cox Castle & Nicholson	Randy P Orlik	rorlik@coxcastle.com
Daniel C Lapidus		dan@lapiduslaw.com
Danning Gill Diamond & Kollitz LLP	John J Bingham Jr	jbingham@dgdk.com
David M Poitras		dpoitras@jmbm.com
Deutsche Bank Trust Company Americas	Todd Padnos	tpadnos@dl.com
Donahoe & Young LLP	Mark Young & Samuel Price	sprice@donahoeyoung.com; myoung@donahoeyoung.com
Faegre & Benson LLP	Lawrence Bass	lbass@faegre.com
Fleetwood Enterprises Inc	Craig Millet, Solmaz Kraus	skraus@gibsondunn.com; cmillet@gibsondunn.com
Frandzel Robins Bloom & Csato LC	Andrew K Alper	aalper@frandzel.com
Gibson Dunn	Anne A Uyeda	auyeda@gibsondunn.com
Gibson Dunn	Jeffrey H Reeves	jreeves@gibsondunn.com
Girard Gibbs LLP	Matthew B George & Eric H Gibbs	mbg@girardgibbs.com
Gust Rosenfeld PLC	Madeline C Wanslee	mwanslee@gustlaw.com
Hewlett Packard Co	Ramona Neal	ramona.neal@hp.com
Julander Brown & Bollard LLP	William C Bollard	eal@jbblaw.com
Latham & Watkins LLP	Gregory O Lunt	gregory.lunt@lw.com
Latham & Watkins LLP	Kimberly A Posin	kim.posin@lw.com
Lesnick Law	Matthew A Lesnick	matt@lesnicklaw.com
Levy Small & Lallas	Leo D Plotkin	lplotkin@lsl-la.com
Linebarger Goggan Blair & Sampson LLP	Diane Sanders	austin.bankruptcy@publicans.com
Linebarger Goggan Blair & Sampson LLP	Elizabeth Weller	dallas.bankruptcy@publicans.com
Linebarger Goggan Blair & Sampson LLP	John P Dillman	houston_bankruptcy@publicans.com
Maytag Corporation	John D Monte	montelaw@earthlink.com
McCreary Veselka Bragg & Allen PC	Michael Reed	kmorriss@mvbalaw.com
McDermott Will & Emery LLP	Jean B. LeBlanc	jleblanc@mwe.com
Nexsen Pruet LLC	Rose D Manos	manos@nexsenpruet.com
Nixon Peabody LLP	Louis J Cisz III	lcisz@nixonpeabody.com
Pachulski Stang Ziehl & Jones LLP	Hamid Rafatjoo	hrafatjoo@pszjlaw.com
Pachulski Stang Ziehl & Jones LLP	Mary D Lane	mlane@pszjlaw.com
Peter A Davidson		pdavidson@ecjlaw.com
Pillsbury Winthrop Shaw Pittman LLP	Mark Houle & Craig Barbarosh	mark.houle@pillsburylaw.com; craig.barbarosh@pillsburylaw.com
Reid & Hellyer A Professional Corp	Mark C Schnitzer	mschnitzer@rhlaw.com
Richardson & Patel LLP	Sharon Z Weiss	sweiss@richardsonpatel.com
Romero Law Firm	Martha E Romero	Romero@mromerolawfirm.com
The Gwynn Law Law Firm PC	Jeffrey T Gwynn	jgwynn@gwynn-law.com
Thompson & Colgate LLP	John A Boyd	fednotice@tclaw.net
United States Trustee	Elizabeth A Lossing	elizabeth.lossing@usdoj.gov

Company	Contact	Email
United States Trustee		ustpregion16.rs.ecf@usdoj.gov
Warner Stevens	Michael D Warner	echou@warnerstevens.com

II.

Service via U.S. Mail

Company	Contact	Address 1	Address 2	City	State	Zip
Attorney General	Eric Holder	US DOJ Ben Franklin Station PO Box 683		Washington	DC	20044
Brayton Purcell LLP	Alan R Brayton & Christina C Skubic	222 Rush Landing Rd		Novato	CA	94945
Daniel R Shapiro		8304 Limonita Ave Ste D131		Riverside	CA	92509
Department of Defense	Robert Gates Secretary	1000 Defense Pentagon		Washington	DC	20301
Deutsche Bank Trust Co	Americas Trust & Securities Svs	60 Wall St MS NYC 60 2710		New York	NY	10005
Farrar Holliman & Butler	E Guy Holliman	PO Box 280		Lafayette	TN	37083
Franchise Tax Board	Bankruptcy Unit	PO Box 2953		Sacramento	CA	95812-2952
Howrey LLP	Richard J Burdge	550 S Hope St		Los Angeles	CA	90071
IKON Office Solutions Inc	Katrina Rumph	3920 Arkwright Rd Ste 400	Recovery & Bankruptcy Group	Macon	GA	31210
Internal Revenue Service		PO Box 21126		Philadelphia	PA	19114
Law Office of Dean P Sperling	Dean P Sperling	201 E Sandpointe Ste 220		Santa Ana	CA	92707
Owens Corning	Attn Karen Sprenger 1D 5	1 Owens Corning Pkwy		Toledo	OH	43659
Perdue Brandon Fielder Collins & Mott LLP	John T Banks	3301 Northland Dr Ste 505		Austin	TX	78731
Securities and Exchange Commission		233 Broadway 13th Fl		New York	NY	10279
Securities and Exchange Commission		5670 Wilshire Blvd 11th Fl		Los Angeles	CA	90036
Tennessee Department of Revenue	c o TN Attorney Generals Office	PO Box 20207		Nashville	TN	37202-0207
The Bank of New York Melon Trust Co	Attn Corporate Trust Administration	101 Barclay St 21 W		New York	NY	10286
The Bank of New York Melon Trust Co	Attn Corporate Trust Administration	101 Barclay St Fl 8W		New York	NY	10286
Travelers	Attn Chantel Pinnock	1 Tower Sq 5MN	National Accounts	Hartford	CT	06183-4044
United States Attorneys Office US Bankruptcy Court	Civil Process Clerk Hon. Meredith A. Jury	300 N Los Angeles St 3420 Twelfth St.	Federal Building Rm 7516	Los Angeles Riverside	CA CA	90012 92501-3819

III.

Service via Email

Company	Contact	Email
Ballard Spahr Andrews & Ingersoll LLP	Robert McL Boote	boote@ballardspahr.com
Bank of America NA	Attn Todd R Eggertsen	todd.r.eggertsen@bankofamerica.com
Cadwalader Wickersham & Taft LLP	John J Rapisardi Esq	john.rapisardi@cwt.com
Cadwalader Wickersham & Taft LLP	Peter M Friedman Esq	peter.friedman@cwt.com
City of Fort Worth	Christopher B Mosley	Chris.Mosley@fortworthgov.org
Comptroller of Public Accounts of Texas	Jay W Hurst	jay.hurst@oag.state.tx.us
Deutsche Bank Trust Company Americas	Rodney Gaughan	Rodney.Gaughan@db.com
Deutsche Bank Trust Company Americas	Stanley Burg	stan.burg@db.com
Dewey & LeBoeuf LLP	Allison Weiss & Peter Ivanick	pivanick@dl.com; aweiss@dl.com
Dewey & LeBoeuf LLP	Todd Padnos & Danielle Kennedy	tpadnos@dl.com; dkennedy@dl.com
Dunn Carney Allen Higgins & Tongue LLP	Daniel F Vidas	dfv@dunn-carney.com
Emmet Marvin & Martin LLP	Attn Bayard S Chapin Esq	bchapin@emmetmarvin.com
Employment Development Dept	Bankruptcy Group MIC 92E	Don.McKinney@edd.ca.gov
Fleetwood	Leonard J McGill Sr	Len.McGill@fleetwood.com
Fox Hefter Swibel Levin & Carroll LLP	Margaret M. Anderson	PAnderson@fhslc.com
Hewlett Packard Co	Esmeralda Vargas	esmere.vargas@hp.com
IBM Corporation	Beverly H Shideler	bhshide@us.ibm.com
Latham & Watkins LLP	Andrew Faye Gregory Lunt	andrew.faye@lw.com; gregory.lunt@lw.com
McDermott Will & Emery LLP	Nathan F Coco; Emily K. Harring	ncoco@mwe.com; eharring@mwe.com
Nixon Peabody LLP	Daniel Sovocool & Gina Fornario	dsovocool@nixonpeabody.com; gfornario@nixonpeabody.com
Nixon Peabody LLP	Victor G Milione	vmilione@nixonpeabody.com
Pachulski Stang Ziehl & Jones LLP	Hamid Rafatjoo	hrafatjoo@pszjlaw.com
Pachulski Stang Ziehl & Jones LLP	Richard Pachulski	rpachulski@pszjlaw.com
Pima County Treasurer	Patti Davidson	pcaocvbk@pcao.pima.gov
Quarles & Brady LLP	John Collen	jcollen@quarles.com
Reading Bankruptcy & Compliance Unit	Timothy A Bortz	tbortz@state.pa.us
Reid & Hellyer, A Professional Corp.	Martha A. Warriner	mwarriner@rhlaw.com
Riverside District Attorney	Attn Dale Hoy	dhoy@rivcoda.org
The Bank of New York Melon Trust Co	Attn J Chris Matthews	j.chris.matthews@bnymellon.com
United States Trustee	Attn Frank Cadigan & Elizabeth A Lossing	Frank.Cadigan@usdoj.gov; elizabeth.lossing@usdoj.gov
Weyerhaeuser	Rusty Boldin	rusty.boldin@weyerhaeuser.com
Barnes Thornburg LLP	Miike Watkins	Mike.Watkins@btlaw.com